Sub-Item 77O

                        VAN KAMPEN EQUITY AND INCOME FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
 Motiva Enterprises   01/06/10  $ 99.804 $1,000,000,000 $1,870,000   0.187%  Credit Suisse,         CSFB
   LLC 5.75% due                                                             J.P. Morgan
      1/15/20

 Rabobank Nederland   01/08/10  $ 99.968 $1,750,000,000 $8,895,000   0.508%  Morgan Stanley,        CSFB
   NV 4/750% due                                                             Barclays
     1/15/2020                                                               Capital, Inc.,
                                                                             Credit Suisse,
                                                                             Goldman, Sachs &
                                                                             Co.

   Simon Property     01/19//10 $ 99.621 $1,250,000,000 $1,445,000   0.116%  Citigroup Global     Barclays
 Group LP 5.65% due                                                          Markets Inc.,        Capital
      2/1/2020                                                               Morgan Stanley &
                                                                             Co. Incorporated,
                                                                             RBS Securities,
                                                                             Barclays Capital
                                                                             Inc., CALYON,
                                                                             Fifth Third
                                                                             Securities, Inc.,
                                                                             Scotia Capital,
                                                                             RBC Capital
                                                                             Markets, Morgan
                                                                             Keegan & Company,
                                                                             Inc., SunTrust
                                                                             Robinson Humphrey

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
 Adobe Systems Inc.   01/25/10  $ 99.387 $  900,000,000 $2,970,000   0.330%  B of A Merrill       Barclays
4.750% due 2/01/2020                                                         Lynch, Citi, JP      Capital
                                                                             Morgan, Morgan
                                                                             Stanley & Co.
                                                                             Incorporated,
                                                                             Wells Fargo
                                                                             Securities, BNP
                                                                             Paribas, RBS
                                                                             Securities Inc.,
                                                                             Credit Suisse,
                                                                             Daiwa Securities
                                                                             America, Inc.,
                                                                             Mitsubishi UFJ
                                                                             Securities

Nissan Master Owner   01/27/10  $ 100.00 $  900,000,000 $5,600,000   0.622%  RBS, B of A         Greenwich
 Trust 0.23063% due                                                          Merrill Lynch,       Capital
     1/15/2015                                                               Barclays Capital
                                                                             Inc., BNP
                                                                             Paribas, HSBC,
                                                                             Calyon
                                                                             Securities,
                                                                             Mitsubishi UFJ
                                                                             Securities,
                                                                             Societe General

 Korea Development    02/03/10  $ 99.724 $  750,000,000 $1,675,000   0.223%  B of A Merrill       Banc of
  Bank 4.375% due                                                            Lynch, Morgan        America
     08/10/2015                                                              Stanley & Co.
                                                                             Incorporated,
                                                                             HSBC, Daewoo,
                                                                             BNP Paribas

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
  Pacific LifeCorp    02/04/10  $ 99.303 $  450,000,000 $2,150,000   0.478%  Banc of America   UBS Securities
6.000% due 2/10/2020                                                         Merrill Lynch,
                                                                             J.P. Morgan
                                                                             Securities Inc.,
                                                                             UBS, Citigroup
                                                                             Global Markets
                                                                             Inc., Morgan
                                                                             Stanley & Co.,
                                                                             Inc., Wells
                                                                             Fargo Brokerage
                                                                             Services LLC,
                                                                             Deutsche Bank
                                                                             Securities Inc.,
                                                                             BNP Paribas
                                                                             Securities
                                                                             Corp., Credit
                                                                             Suisse
                                                                             Securities (USA)
                                                                             LLC, BNY Mellon
                                                                             Capital Markets,
                                                                             LLC, Barclays
                                                                             Capital Inc.

Nationwide Building   02/18/10  $ 99.765 $  800,000,000 $8,640,000   1.080%  B of A Merrill       Banc of
 Society 6.250% due                                                          Lynch, Morgan        America
     02/25/2020                                                              Stanley,
                                                                             Barclays Capital

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
   Comcast Corp.      02/24/10  $ 99.899 $1,400,000,000 $3,280,000   0.234%  Barclays Capital    Greenwich
     5.150% due                                                              Inc., Mitsubishi     Capital
     03/01/2020                                                              UFJ Securities
                                                                             (USA) Inc.,
                                                                             Goldman, Sachs &
                                                                             Co., RBS
                                                                             Securities Inc.,
                                                                             Deutsche Bank
                                                                             Securities,
                                                                             Inc., UBS
                                                                             Securities LLC,
                                                                             Banc of America
                                                                             Securities LLC,
                                                                             BNP Paribas
                                                                             Securities
                                                                             Corp., Citigroup
                                                                             Global Markets
                                                                             Inc., Daiwa
                                                                             Securities
                                                                             America Inc.,
                                                                             J.P. Morgan
                                                                             Securities Inc.,
                                                                             Morgan Stanley &
                                                                             Co. Inc., Wells
                                                                             Fargo Securities,
                                                                             LLC, Broadpoint
                                                                             Capital, Inc.,
                                                                             SunTrust Robinson
                                                                             Humphrey, Inc.,
                                                                             Lloyds TSB Bank
                                                                             plc, Mizuho
                                                                             Securities USA
                                                                             Inc.,

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             U.S. Bancorp
                                                                             Investments,
                                                                             Inc., BNY Mellon
                                                                             Capital Markets,
                                                                             LLC, Loop Capital
                                                                             Markets, LLC, The
                                                                             Williams Capital
                                                                             Group, L.P.,
                                                                             Blaylock Robert
                                                                             Van, LLC,
                                                                             Cabrera Capital
                                                                             Markets, LLC,
                                                                             Doley Securities,
                                                                             LLC, Guzman &
                                                                             Company, M.R.
                                                                             Beal & Company,
                                                                             Samuel A. Ramirez
                                                                             & Co., Inc.

 Municipal Electric   03/05/10  $ 100.00 $1,012,235,000 $4,980,000   0.492%  B of A Merrill    Goldman Sachs
    Authority of                                                             Lynch, Morgan
 Georgia 6.655% due                                                          Stanley & Co.
     4/01/2057                                                               Incorporated,
                                                                             Barclays Capital
                                                                             Inc., Wells Fargo
                                                                             Securities, LLC,
                                                                             Citi, Goldman,
                                                                             Sachs & Co.,
                                                                             J.P. Morgan
                                                                             Securities Inc.,
                                                                             FirstSouthWest,
                                                                             BMO Capital
                                                                             Markets

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
     Ameriprise       03/08/10  $ 99.761 $  750,000,000 $1,185,000   0.158%  Goldman, Sachs &  Goldman Sachs
   Financial Inc.                                                            Co., Morgan
5.300% due 3/15/2020                                                         Stanley, B of A
                                                                             Merrill Lynch,
                                                                             Credit Suisse,
                                                                             HSBC, J.P. Morgan

  The City of New     03/19/10  $100.000 $  750,000,000 $3,555,000   0.474%  Barclays Capital,     Siebert
5.968% due 3/01/2036                                                         Goldman, Sachs &  Branford Shank
                                                                             Co., B of A
                                                                             Merrill Lynch,
                                                                             Citi, Siebert
                                                                             Branford Shank &
                                                                             Co., LLC, J.P.
                                                                             Morgan, Morgan
                                                                             Stanley, Loop
                                                                             Capital Markets,
                                                                             LLC, Cabrera
                                                                             Capital Markets,
                                                                             LLC, M.R. Beal &
                                                                             Company, Ramirez
                                                                             & Co., Fidelity
                                                                             Capital Markets,
                                                                             Roosevelt & Cross
                                                                             Incorporated,

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Lebenthal & Co.,
                                                                             LLC, Raymond
                                                                             James &
                                                                             Associates,
                                                                             Inc., Southwest
                                                                             Securities,
                                                                             Inc., Jackson
                                                                             Securities, MFR
                                                                             Securities,
                                                                             Inc., RBC Capital
                                                                             Markets,
                                                                             Jefferies &
                                                                             Company, Rice
                                                                             Financial
                                                                             Products Company,
                                                                             Wachovia Bank,
                                                                             National
                                                                             Association,
                                                                             Janney Montgomery
                                                                             Scott LLC, Morgan
                                                                             Keegan & Company,
                                                                             Inc., TD
                                                                             Securities

  Chicago Transit     03/24/10  $100.000 $  550,000,000 $3,945,000   0.717%  Goldman, Sachs &  Goldman Sachs
  Authority 6.200%                                                           Co., J.P. Morgan,
   due 12/01/2040                                                            Morgan Stanley,
                                                                             Loop Capital
                                                                             Markets, LLC,
                                                                             Cabrera Capital
                                                                             Markets, LLC,
                                                                             Jefferies &
                                                                             Company, Melvin &

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Company, Wachovia
                                                                             Bank, National
                                                                             Association,
                                                                             Blaylock Robert
                                                                             Van, LLC,
                                                                             Duncan-Williams,
                                                                             Inc., BMO Capital
                                                                             Markets

State of California   03/25/10  $101.763 $3,400,000,000 $  780,000   0.023%  Barclays Capital,  Merrill Lynch
     6.650% due                                                              Goldman, Sachs &
     03/01/2022                                                              Co., B of A
                                                                             Merrill Lynch,
                                                                             Citi, Siebert
                                                                             Branford Shank &
                                                                             Co., LLC, J.P.
                                                                             Morgan, Morgan
                                                                             Stanley, Loop
                                                                             Capital Markets,
                                                                             LLC, Ramirez &
                                                                             Co., Inc.,
                                                                             Raymond James &
                                                                             Associates,
                                                                             Inc., Jefferies
                                                                             & Company, Rice
                                                                             Financial
                                                                             Products Inc.,
                                                                             Morgan Keegan,
                                                                             Blaylock Robert
                                                                             Van, LLC, De La
                                                                             Rosa & Co.,

                                                                    Sub-Item 77O

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Stone &
                                                                             Youngberg,
                                                                             Wedbush
                                                                             Securities,
                                                                             Nollenberger
                                                                             Capital Partners
                                                                             Inc., The
                                                                             Williams Capital
                                                                             Group, LP, BMO
                                                                             Capital Markets
                                                                             GKST Inc., Piper
                                                                             Jaffray & Co.,
                                                                             RBC Capital
                                                                             Markets, SL Hare
                                                                             Capital, Inc.,
                                                                             Touissant Capital
                                                                             Partners, LLC,
                                                                             William Blair &
                                                                             Company

   Primerica Inc.     03/31/10  $ 15.000     21,360,000     51,000   0.239%  Citi, Morgan      UBS Securities
                                                                             Stanley,
                                                                             Deutsche Bank
                                                                             Securities,
                                                                             Macquarie
                                                                             Capital, UBS
                                                                             Investment Bank,
                                                                             Keefe, Bruyette
                                                                             & Woods, Raymond
                                                                             James, Sandler
                                                                             O'Neill &
                                                                             Partners, LP,
                                                                             SunTrust Robinson

                                                         AMOUNT OF    % OF
                                OFFERING      TOTAL       SHARES    OFFERING
      SECURITY        PURCHASE/ PRICE OF    AMOUNT OF    PURCHASED PURCHASED
      PURCHASED      TRADE DATE  SHARES     OFFERING      BY FUND   BY FUND       BROKERS      PURCHASED FROM
-------------------- ---------- -------- -------------- ---------- --------- ----------------- --------------
                                                                             Humphrey,
                                                                             CastleOak
                                                                             Securities, LP,
                                                                             ING, Willis
                                                                             Capital Markets
                                                                             & Advisory

  Southern Copper     04/13/10  $ 99.481 $  400,000,000 $1,145,000   0.286%  Morgan Stanley,        CSFB
  Corp. 5.375% due                                                           Credit Suisse,
     4/16/2020                                                               Goldman, Sachs &
                                                                             Co, BBVA
                                                                             Securities, B of
                                                                             A Merrill Lynch

      US Bank         04/26/10  $ 100.00 $  500,000,000 $7,200,000   1.440%  Credit Suisse,         CSFB
   NA-Cincinnati                                                             Morgan Stanley,
3.778% due 4/29/2020                                                         US Bancorp

 NBC Universal Inc.   04/27/10  $ 99.845 $2,000,000,000 $3,425,000   0.171%  Morgan Stanley &   J.P. Morgan
     5.150% due                                                              Co. Inc., J.P.
     04/30/2020                                                              Morgan
                                                                             Securities,
                                                                             Inc., Goldman
                                                                             Sachs & Co.,
                                                                             Banc of America
                                                                             Securities LLC,
                                                                             Citigroup Global
                                                                             Markets Inc.